UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 24, 2021
_________________________

BTRS HOLDINGS INC.
(Exact name of registrant as specified in its charter)
_________________________

Delaware	001-38947	83-3780685
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1009 Lenox Drive, Suite 101	08648
Lawrenceville, New Jersey
(Address of principal executive offices)	(Zip Code)
(609)235-1010
(Registrant’s telephone number,including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Class 1 Common Stock, $0.0001 par value per share	BTRS	The Nasdaq Global Select Market
Warrants, each whole warrant exercisable for one share of Class 1 Common Stock at an exercise price of $11.50 per share	BTRSW	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b–2 of the Securities Exchange Act of 1934 (§240.12b–2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On June 24, 2021, BTRS Holdings Inc. (the “Company”) issued a press release (the “Press Release”) announcing that it will be added as a member of the Russell 2000® Index effective after the close of the market on June 28, 2021, as part of the Russell US index 2021 annual reconstitution. A copy of the Press Release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01.
Financial Statements and Exhibits.

(d)Exhibits.

Exhibit Number	Exhibit Description
99.1	Press release of BTRS Holdings Inc. dated June 24, 2021

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 24, 2021

BTRS HOLDINGS INC.

By:	/s/ Mark Shifke
Chief Financial Officer